Restructuring	12 Months Ended
May 31, 2012
Restructuring and Related Activities [Abstract]
Restructuring
Restructuring
The Company recorded $17.9 million, $10.0 million and $6.2 million in employee severance costs during the years ended May 31, 2012, 2011 and 2010, respectively. The expense during fiscal 2012 resulted primarily from the global reconstructive products reorganization program and the planned closure of the Swindon, United Kingdom manufacturing facility. The expense during fiscal 2011 resulted primarily from the transition of our trauma hardware business from our Parsippany, New Jersey operations to our Warsaw, Indiana-based U.S. Orthopedics division. The expense during fiscal 2010 resulted primarily from the global cost savings program to better manage the Company’s cost base in response to the slowdown in consumer spending which was negatively affecting sales and operating margins that was initiated in fiscal 2009. These restructuring charges were recorded within cost of sales, selling, general and administrative expense, and research and development expense and other accrued expenses. A summary of the severance and benefit costs in the periods presented is as follows:

(in millions)	Employee Severance and Benefit Costs
Restructuring Accrual:
Balance at May 31, 2009	$5.6
Costs incurred and charged to expense	6.2
Costs paid or otherwise settled	(8.6)
Non-cash adjustments (1)	(0.4)
Balance at May 31, 2010	2.8
Costs incurred and charged to expense	10.0
Costs paid or otherwise settled	(7.0)
Non-cash adjustments (1)	0.1
Balance at May 31, 2011	5.9
Costs incurred and charged to expense	17.9
Costs paid or otherwise settled	(14.2)
Non-cash adjustments (1)	(1.7)
Balance at May 31, 2012	$7.9

(1)	Primarily related to foreign currency fluctuations.